================================================================================

                  THE ALGER |
                    DEFINED |  Meeting the challenge
               CONTRIBUTION |  of investing
                      TRUST |


                           Alger Defined Contribution
                                Growth Portfolio

                           Alger Defined Contribution
                               Small Cap Portfolio

                           Alger Defined Contribution
                             MidCap Growth Portfolio

                           Alger Defined Contribution
                           Leveraged AllCap Portfolio


                            ANNUAL |
                            REPORT | October 31, 1995


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This Page Intentionally Left Blank

FELLOW SHAREHOLDERS:                                           DECEMBER 15, 1995

Unlike France in the 1790's, which Charles Dickens described in the Tale of Two Cities as the "best of times and the worst of times," the late 1990's for the American financial markets are purely the best of times. While all periods provide some room for concern, the current period is more promising than almost any other in recent history.

HOW WE ARRIVED AT THIS POINT
The stock market and the bond market have both done exceptionally well this year. This year's performance results from the one-two combination punch to the jaw of growth stocks which commenced with the Presidential election in 1992. After twelve years of Republican stewardship, the market and business community began to see a very unclear economic picture emerge. The first punch landed with the appointment of the President's new cabinet whose agenda was to create new taxes on the "rich" and to socialize the health care industry (which represents 15% of the Gross Domestic Product). Growth stocks, which rely on a reasonable visibility of the future, began to lose relative valuation. What seemed like a value market at the time was in reality a reluctance on the part of investors to face an uncertain future. An exceedingly lenient monetary policy, which touched off a boom in consumer spending in the fourth quarter of 1993, added to this confusion. This brought about the second punch to the jaw that growth stocks received. In February of 1994, the Federal Reserve began to tighten interest rates in a series of six consecutive steps. Once again, this clouded the economic future and created a compression of growth stock multiples.

At this point, fear of the new administration's policies was replaced by fear of the Federal Reserve. The market declined and growth stocks collapsed on a relative basis. The collective body of market and economic forecasters who are colloquially known as "pundits" all unanimously agreed that inflation would soar and the stock market would collapse.

Why were they so wrong? First, inflation fears were driven by soaring prices of industrial commodities. However, commodity based raw materials represent only 15% of the total cost of manufacturing. Much more important is the cost of labor, which did not rise rapidly. Inflation was subdued throughout 1994. Secondly, the forecaster's assumption of a stock market collapse was predicated on the view that the market abhors increases in short-term rates. Indeed, the crash of 1987 was preceded and perhaps caused by an increase in short-term rates. Thirdly, there was a generally accepted view that the market was overpriced. Although this view was widely expressed on television, it was never the case. By way of comparison, in the period prior to the crash of 1987, the earnings yield of the market was only half the yield of the 30-year U.S. Government Bond. This was below the normal range of 50% to 90%. Throughout 1994, the earnings yield of the stock market typically sold at about 75% of the U.S. Government Bond yield. Moreover, the bond market itself was undervalued, discounting a level of inflation which never materialized. Based on forward looking price earnings ratios, the market was, if anything, undervalued.

CURRENT MARKET AND ECONOMY
As 1995 dawned, the key questions facing the markets concerned the need for future tightening of interest rates by the Federal Reserve, the possible onset of inflation and the excessive strength of the economy, all of which are naturally interrelated. Now we are well into the fourth quarter and the concern of the market is not whether the economy is growing too fast, but whether it is growing too slowly. As early as last year, we forecasted that the economy would slow and that there would be a "soft landing". This has been a correct forecast, although it may now be obsolete. All four components of consumer spending, which constitute 69% of the Gross Domestic Product: housing, autos, consumer durables and apparel, have slowed significantly but should bounce back due to the drop in interest rates and a reduction in inventory levels. There is evidence, therefore, that we are no longer looking at a "soft landing," but rather a "touch and go landing."

It would be overly optimistic to say that all is well with the economy. Consumer confidence, while better in some surveys, is not robust. While leading indicators are up slightly, many components of retail sales are still pointing down. Whether the Federal Reserve will continue to lower rates is an open question especially in light of the current Federal budget negotiations. While these negotiations may well drag into 1996, it would be disappointing for those who are expecting a cut in rates in the near term.

The bond market continues to believe that interest rates are too high. The dramatic flattening of the yield curve and the fact that the Government pays less interest to borrow for 10 years than banks do overnight provides ample evidence. The price of gold, an excellent proxy for inflation, remains at a relatively low historic level (approximately $390 an ounce). We believe that the economy will soon begin to react to the drop in interest rates that we have experienced to date. As a result, we expect the economy to keep advancing at a slow rate and avoid a recession in 1996.

As for the stock market, we feel it still remains undervalued. We use three measures to determine the appropriate valuation for the market. The first is simply to multiply our best estimate of Dow earnings for 1995 by the average multiple of the last ten years which is 16. The result is an expected target of the Dow of 5600. The second method relates the market to short-term interest rates. Our own proprietary model multiplies the bottom-up forecast for the Dow earnings by the reciprocal of the 90-day commercial paper rate adjusted for some smoothing techniques. This model states that the Dow would be correctly valued at 6200. The third technique involves the relationship between the industrial S&P indexes estimated earnings and the 30 year bond yield. Using the average relationship between these two variables for the period 1988 through 1994, suggests that the market could appreciate 33% next year. The Dow equivalent of this would be 6300. While none of these forecasts may be realized, it is interesting that they all agree that the market will appreciate significantly next year using only average relationships.


THE ALGER DEFINED CONTRIBUTION TRUST PORTFOLIO REVIEWS

Alger Defined Contribution Growth Portfolio

The Alger Defined Contribution Growth Portfolio recorded excellent results for the period ended October 31, 1995, with a gain of 37.1%, relative to the S&P 500 Index return of 26.4%. The Portfolio is well represented in three industries which are full of fast growing, profitable and well run companies. The Healthcare, Computer Related & Business Equipment and Semiconductors industries represent 23.1%, 15.2% and 11.6%, respectively, of the Portfolio's composition. The top three holdings of the Portfolio at the period end were Altera Corporation, Lone Star Steakhouse & Saloon, Inc. and Biochem Pharma Inc.

Alger Defined Contribution Small Cap Portfolio

For the year ended October 31, 1995, the Alger Defined Contribution Small Cap Portfolio returned 66.2%, significantly outperforming the Wilshire Small Company Growth Index which returned 25.2% and the Russell 2000 Growth Index which returned 20.6% over the same period. The Portfolio's largest three positions at the end of the period were: U.S. Robotics Corp., Maxim Integrated Products Inc. and Altera Corporation. The top representative industry groups at the period end were: Semi-Conductors, Communications and Computer Related & Business Equipment. At present, we continue to hold these companies and many companies in these representative industries as their products are innovative, in high demand by an expanding marketplace and have earnings that continue to grow at very high rates.

Alger Defined Contribution MidCap Growth Portfolio

The Alger Defined Contribution MidCap Growth Portfolio continues to provide its investors with strong, solid performance, returning 54.1% for the one year period ended October 31, 1995. Over the same period, the benchmark S&P MidCap 400 Index returned 21.2%. Possibly the most exciting and yet to be recognized sector of the equities market, midcap stocks have many of the upside characteristics of small cap stocks without the attendant volatility attributable to a lack of liquidity. The Portfolio's largest representative industries at the period end were Computer Related & Business Equipment 21.7%, Healthcare 16.1% and Communications 11.2%.


Alger Defined Contribution Leveraged AllCap Portfolio

The Alger Defined Contribution Leveraged AllCap Portfolio employs an "all cap" (small, medium and large capitalizations) portfolio management strategy which has been implemented at Fred Alger Management for over 31 years. In addition, the Portfolio may employ a management technique known as leveraging, that is, borrowing money for investment purposes in order to increase the Portfolio's holdings and, therefore, its exposure to the stock market. Over the twelve month period, the Portfolio returned 54.4% relative to the S&P 500 Index which returned 26.4%. The largest representative industry groups at the period ended included Semiconductors 23.9%, Computer Related & Business Equipment 18.4%, and Healthcare 12.7%.


LOOKING AHEAD
Despite the rally year-to-date, growth stocks generally remain undervalued relative to the market. Technology stocks still represent excellent investments. While they have moved up a great deal, so have their earnings. Consequently, their price/earnings multiples have not greatly increased. An example of this is one of our favorite holdings, Altera Corporation, which has appreciated approximately 150% year-to-date . However, we expect Altera's earnings to be up 135% this year. Consequently, Altera is not trading at a substantially higher multiple of 1995 earnings compared to its 1994 earnings at this point last year.

In 1991, I wrote a book entitled Raging Bull: How to Invest in the Growth Stocks of the 90's. In the last chapter I predicted that the Dow Jones Industrial Average would reach 6,000 by the millennium and perhaps sooner based on seven basic factors:

1. End of the Cold War, leading to increased American self confidence.

2. An average high level of employment, due mainly to demographics.

3. Modest inflation.

4. Normal real rates of interest.

5. Rapidly expanding exports.

6. The eventual elimination of the deficit.

7. Rapid technological change.

Generally, I think we are still on target (even the deficit point is being debated) and I am extremely excited about the prospects for the market and especially growth stocks during the next 5 years.



                                        Respectfully submitted,

                                        /s/ David D. Alger
                                        -----------------------
                                        David D. Alger
                                        President

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   ALGER DEFINED CONTRIBUTION GROWTH PORTFOLIO
   Portfolio Highlights Through October 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   The Alger Defined Contribution Growth Portfolio invests in companies which generally have broader product lines, markets, financial resources and depth of management than smaller, newer companies.

--------------------------------------------------------------------------------
   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 8, 1993
--------------------------------------------------------------------------------

The following information was used to plot graph which appears on  page 4.

                           ALGER DEFINED
                               GROWTH         S&P 500
                           -------------      -------
                3-11-93        10000           10000
               31-10-94        10380           10410
               31-10-95        14231           13162

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Defined Contribution Growth Portfolio and the S&P 500 on November 8, 1993, the inception date of the Alger Defined
   Contribution  Growth  Portfolio.  The  figures  for  both the  Alger  Defined
   Contribution Growth Portfolio and the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends.

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   PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------

                                                           AVERAGE ANNUAL RETURN
                                                              SINCE INCEPTION
                                           1 YEAR                 11/8/93
                                         ---------------------------------------
    Alger Defined Contribution
    Growth Portfolio ..................     37.10%                 19.50%

    S&P 500 ...........................     26.44%                 14.88%
                                         ---------------------------------------

   The Portfolio's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Portfolio's shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
ALGER DEFINED CONTRIBUTION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1995

   SHARES   COMMON STOCKS--97.7%                       VALUE
   ------                                              -----
            AIRLINES--1.0%
    2,000   Delta Air Lines Inc................... $   131,250
                                                   -----------
            COMMUNICATIONS--5.6%
    3,500   Century Telephone Enterprises, Inc....     101,500
    6,000   DSC Communications Corporation*.......     222,000
    2,000   Glenayre Technologies Inc.*...........     128,500
    8,000   Tellabs, Inc.*........................     272,000
                                                   -----------
                                                       724,000
                                                   -----------
            COMPUTER RELATED &
              BUSINESS EQUIPMENT--15.2%
    6,600   Altera Corporation*...................     399,300
    3,000   Bay Networks Inc.*....................     198,750
    4,000   Dell Computer Corporation*............     186,500
    3,200   Hewlett-Packard Company...............     296,400
    3,700   Read-Rite Corporation*................     129,038
    6,000   Seagate Technology*...................     268,500
    5,000   3 Com Corp.*..........................     235,000
    5,900   Xilinx, Inc.*.........................     271,400
                                                   -----------
                                                     1,984,888
                                                   -----------

            COMPUTER SOFTWARE--3.0%
    4,500   Enterprise Systems Inc.*..............     105,188
   10,000   Informix Corporation*.................     291,250
                                                   -----------
                                                       396,438
                                                   -----------

            COMPUTER TECHNOLOGY--1.5%
    2,000   AVX Corporation*......................      62,250
    3,900   Silicon Graphics, Inc.*...............     129,675
                                                   -----------
                                                       191,925
                                                   -----------
            DEFENSE--4.8%
    2,679   Lockheed Martin Corp..................     182,506
    6,000   Loral Corporation.....................     177,750
    3,300   McDonnell Douglas Corporation.........     269,775
                                                   -----------
                                                       630,031
                                                   -----------

            FINANCIAL SERVICES--5.4%
    4,965   First Data Corporation................     328,294
    4,300   Lehman Brothers Holdings Inc..........      93,524
    5,000   Merrill Lynch & Co., Inc..............     277,500
                                                   -----------
                                                       699,318
                                                   -----------
            FREIGHT--2.0%
    3,200   Federal Express Corp.*................     262,800
                                                   -----------
            HEALTHCARE--23.1%
    3,100   Apria Healthcare Group Inc.*..........      67,038
   10,000   Biochem Pharma Inc.*..................     382,500
    3,000   Boston Scientific Corporation*........     126,375
    5,000   Cardinal Health, Inc..................     256,875
    5,000   Columbia/HCA Healthcare Corporation...     245,625
    5,800   Healthsource Inc.*....................     307,400
    3,000   Lilly (Eli) Co........................     289,875
    3,200   Medtronic, Inc........................     184,800
    5,200   Merck & Co., Inc......................     299,000
    1,200   Nellcor Puritan Bennett Inc.*.........      69,000
    1,800   Oxford Health Plans, Inc.*............     140,850
            HEALTHCARE--(Continued)
    6,000   SmithKline Beecham PLC ADS............     311,250
    6,200   Summit Technology Inc.*...............     275,900
    2,000   United Dental Care, Inc.*.............      61,000
                                                   -----------
                                                     3,017,488
                                                   -----------
            LEISURE & ENTERTAINMENT--3.1%
    3,000   Disney (Walt) Productions.............     172,875
    4,500   Viacom Inc. Cl. B.*...................     225,000
                                                   -----------
                                                       397,875
                                                   -----------
            PAPER PACKAGING &
              FOREST PRODUCTS--2.6%
    3,900   Alco Standard Corporation.............     345,150
                                                   -----------
            POLLUTION CONTROL--1.6%
   10,000   USA Waste Services Inc.*..............     210,000
                                                   -----------

            RESTAURANTS & LODGING--3.0%
   10,000   Lone Star Steakhouse & Saloon, Inc.*..     386,250
                                                   -----------

            RETAILING--6.0%
   15,250   OfficeMax Inc.*.......................     377,437
    4,500   Tandy Corporation.....................     222,188
    4,000   Viking Office Products, Inc.*.........     178,000
                                                   -----------
                                                       777,625
                                                   -----------
            SEMICONDUCTORS--11.6%
    3,500   Cirrus Logic, Inc.*...................     147,437
    5,500   Integrated Device Technology, Inc.*...     104,500
    2,200   Intel Corporation.....................     153,725
    6,000   LSI Logic Corporation*................     282,750
    5,000   Linear Technology Corporation.........     218,750
    3,000   Maxim Integrated Products, Inc.*......     224,250
    2,600   Micron Technology, Inc................     183,625
    3,000   Texas Instruments, Incorporated.......     204,750
                                                   -----------
                                                     1,519,787
                                                   -----------
            SEMICONDUCTORS
              CAPITAL EQUIPMENT--4.6%
    6,600   Applied Materials, Inc.*..............     330,825
    7,500   Opal, Inc.*...........................     113,438
    4,500   Teradyne, Inc.*.......................     150,188
                                                   -----------
                                                       594,451
                                                   -----------
            MISCELLANEOUS--3.6%
    5,000   Loewen Group Inc......................     200,238
    6,700   Service Corporation International.....     268,838
                                                   -----------
                                                       469,076
                                                   -----------
            Total Common Stocks (Cost $10,242,384)  12,738,352
                                                   -----------

 PRINCIPAL
  AMOUNT    SHORT-TERM CORPORATE NOTES--3.4%
 ---------
 $445,000   Washington Square Mortgage Co.,
              5.78%, 11/3/95
              (Cost $444,857).....................     444,857
                                                   -----------

  Total Investments (Cost $10,687,241)(a)   101.1%  13,183,209
  Liabilities in Excess of Other Assets      (1.1)    (141,472)
                                            -----  -----------
  Net Assets.............................   100.0% $13,041,737
                                            =====  ===========

  *Non-income producing security.
(a)At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,687,241, amounted to $2,495,968 which consisted of aggregate gross unrealized appreciation of $2,722,814 and aggregate gross unrealized depreciation of $226,846.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER DEFINED CONTRIBUTION SMALL CAP PORTFOLIO
   Portfolio Highlights Through October 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   The  Alger  Defined  Contribution  Small  Cap  Portfolio  invests  in  small,
   fast-growing   companies  that  offer  innovative  products,   services,   or
   technologies to a rapidly expanding marketplace.

--------------------------------------------------------------------------------
   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 8, 1993
--------------------------------------------------------------------------------

The following information was used to plot graph which appears on  page 6.

                ALGER DEFINED     WILSHIRE SMALL CO.    RUSSELL 2000
                  SMALL CAP         GROWTH INDEX        GROWTH INDEX
                -------------     ------------------    ------------
 8-11-93            10000              10000               10000
31-10-94            10830              10546               10600
31-10-95            17999              13203               12064

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Defined Contribution Small Cap Portfolio, Wilshire Small Company Growth Index and the Russell 2000 Growth Index on November 8, 1993, the inception date of the Alger Defined Contribution Small Cap Portfolio. The figures for the Alger Defined Contribution Small Cap Portfolio, Wilshire Small Company Growth Index (an unmanaged index of common stocks) and the Russell 2000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends.

   For the upcoming fiscal year, the Portfolio will use only the Russell 2000 Growth Index (the "Russell 2000") as a comparative index. The Portfolio has elected to change its comparative index because management of the Portfolio believes the size of the companies in the Russell 2000 is more representative of the size of the companies in which the Portfolio invests.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL RETURN
                                                            SINCE INCEPTION
                                           1 YEAR               11/8/93
                                           ------------------------------------
    Alger Defined Contribution
    Small Cap Portfolio ................   66.19%                34.54%

    Wilshire Small Co. Growth Index ....   25.20%                15.06%

    Russell 2000 Growth Index .........    20.57%                 9.93%
                                           ------------------------------------

   The Portfolio's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Portfolio's shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
ALGER DEFINED CONTRIBUTION SMALL CAP PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1995

   SHARES   COMMON STOCKS--94.3%                       VALUE
   ------                                              -----
            BUILDING & CONSTRUCTION--.4%
    3,000   U.S. Home Corporation*................ $    80,625
                                                   -----------

            COMMUNICATIONS--16.5%
    5,000   Ascend Communications, Inc.*..........     325,000
   12,000   DSC Communications Corporation*.......     444,000
   10,875   Glenayre Technologies Inc.*...........     698,719
    9,000   Network Equipment Technologies, Inc.*.     293,625
   16,400   Tellabs, Inc.*........................     557,600
   16,000   U.S. Robotics Corp.*..................    1,480,00
                                                   -----------
                                                     3,798,944
                                                   -----------
            COMPUTER RELATED &
              BUSINESS EQUIPMENT--11.7%
   12,200   Altera Corporation*...................     738,100
    7,000   Bay Networks Inc.*....................     463,750
    4,600   Dell Computer Corporation*............     214,475
    5,000   Digital Equipment Corporation*........     270,625
   15,000   ESS Technology, Inc.*.................     450,000
    2,000   Komag, Incorporated*..................     114,000
    7,000   Read-Rite Corporation*................     244,125
    4,500   Xilinx, Inc...........................     207,000
                                                   -----------
                                                     2,702,075
                                                   -----------
            COMPUTER SOFTWARE--10.6%
    9,000   Activision Inc.*......................     150,750
    4,000   Electronics For Imaging Inc.*.........     329,000
    7,000   EPIC Design Technology, Inc.*.........     322,000
   16,600   Informix Corporation*.................     483,475
   10,000   Logic Works Inc.*.....................     152,500
    5,000   Maxis Inc.*...........................     221,250
   23,000   S3 Incorporated*......................     393,875
   12,000   Softkey International Inc.*...........     378,000
                                                   -----------
                                                     2,430,850
                                                   -----------
            COMPUTER TECHNOLOGY--5.6%
    3,000   Actel Corporation*....................      35,250
    5,700   Adaptec Inc.*.........................     253,650
   17,600   C.P. Clare Corporation*...............     455,400
    3,000   Integrated Silicon Systems, Inc. *....      88,125
   15,000   Pinnacle Systems, Inc.*...............     470,625
                                                   -----------
                                                     1,303,050
                                                   -----------
            CONSUMER PRODUCTS--2.5%
   15,000   De Rigo Spa (ADR)*....................     309,375
    8,000   Oakley, Inc.*.........................     276,000
                                                   -----------
                                                       585,375
                                                   -----------
            HEALTHCARE--10.6%
   20,000   AHI Healthcare Systems, Inc.*.........     280,000
   16,500   Biochem Pharma Inc.*..................     631,125
   10,000   Depotech Corp.*.......................     145,000
    2,000   HBO & Company.........................     141,500
    5,000   Hologic, Inc.*........................     130,000
   12,500   IMNET Systems, Inc.*..................     317,188
   10,000   Liposome Company Inc.*................     153,750
    6,100   Metra Biosystems, Inc.*...............     112,850
    7,575   PhyCor Inc.*..........................     278,381
    5,400   Summit Technology, Inc.*..............     240,300
                                                   -----------
                                                     2,430,094
                                                   -----------
            POLLUTION CONTROL--2.3%
    5,800   United Waste Systems, Inc.*...........     229,100
   14,500   USA Waste Services, Inc.*.............     304,500
                                                   -----------
                                                       533,600
                                                   -----------
            RESTAURANTS & LODGING--2.9%
    5,600   DF&R Restaurants, Inc.*...............     170,800
    5,000   Lone Star Steakhouse & Saloon, Inc.*..     193,125
    9,499   Outback Steakhouse, Inc.*.............     298,030
                                                   -----------
                                                       661,955
                                                   -----------
            RETAILING--4.4%
    5,300   CompUSA Inc.*.........................     202,725
    7,400   Fabri-Centers Of America Inc. Cl A.*..     110,075
    7,400   Fabri-Centers Of America Inc. Cl B.*..      86,025
    6,000   Guest Supply Inc.*....................     113,250
   16,500   OfficeMax, Inc.*......................     408,375
    2,034   Viking Office Products, Inc.*.........      90,512
                                                   -----------
                                                     1,010,962
                                                   -----------
            SEMICONDUCTORS--19.4%
    9,750   Alliance Semiconductor Corp.*.........     299,813
   13,000   Cirrus Logic, Inc.*...................     547,625
   16,600   Integrated Device Technology, Inc.*...     315,400
    9,500   LSI Logic Corporation*................     447,688
   13,500   Linear Technology Corporation.........     590,625
   10,800   Maxim Integrated Products Inc.*.......     807,300
    9,000   Micrel, Incorporated*.................     204,750
   20,500   Micro Linear Corporation*.............     315,188
   17,000   Microchip Technology Incorporated*....     674,696
   10,900   TriQuint Semiconductor, Inc.*.........     247,975
                                                   -----------
                                                     4,451,060
                                                   -----------
            SEMICONDUCTORS
              CAPITAL EQUIPMENT--7.4%
    5,000   AG Associates, Inc.*..................     110,625
    8,000   FSI International, Inc.*..............     190,000
    8,000   GaSonics International Corp.*.........     264,000
    5,000   OnTrak Systems, Inc.*.................      98,125
    5,200   Opal, Inc.*...........................      78,650
    7,000   PRI Automation, Inc.*.................     259,000
    5,700   Silicon Valley Group, Inc.*...........     184,538
   12,000   Tencor Instruments*...................     511,500
                                                   -----------
                                                     1,696,438
                                                   -----------
            Total Common Stocks (Cost $15,131,252)  21,685,028
                                                   -----------

 PRINCIPAL
  AMOUNT    SHORT-TERM CORPORATE NOTES--5.0%
 ---------
 $225,000   International Lease Finance Corp.,
              5.72%, 11/01/95.....................     225,000
  358,000   State Mutual Life Assurance Co. of America,
              5.73%, 11/03/95.....................     357,886
  578,000   Washington Square Mortgage Co.,
              5.78%, 11/03/95.....................     577,815
                                                   -----------
            Total Short-Term Corporate Notes
              (Cost $1,160,701)...................   1,160,701
                                                   -----------

  Total Investments (Cost $16,291,953)(a)   99.3%   22,845,729
  Other Assets in Excess of Liabilities..     .7       155,837
                                           -----   -----------
  Net Assets.............................  100.0%  $23,001,566
                                           =====   ===========

  *Non-income producing security.
(a)At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $16,291,953, amounted to $6,553,776 which consisted of aggregate gross unrealized appreciation of $6,796,262 and aggregate gross unrealized depreciation of $242,486.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER DEFINED CONTRIBUTION MIDCAP GROWTH PORTFOLIO
   Portfolio Highlights Through October 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   The Alger Defined Contribution MidCap Growth Portfolio invests in mid-sized companies.

--------------------------------------------------------------------------------
   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 8, 1993
--------------------------------------------------------------------------------

The following information was used to plot graph which appears on  page 8.

                  ALGER DEFINED        S&P MIDCAP
                  MIDCAP GROWTH        400 INDEX
                  -------------        ----------
     8-11-93          10000              10000
    31-10-94          11660              10292
    31-10-95          17968              12475

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Defined Contribution MidCap Growth Portfolio and the S&P MidCap 400 Index on November 8, 1993, the inception date of the Alger Defined Contribution MidCap Growth Portfolio. Figures for the Alger Defined Contribution MidCap Growth Portfolio and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends.


--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------

                                                           AVERAGE ANNUAL RETURN
                                                              SINCE INCEPTION
                                               1 YEAR            11/8/93
                                             -----------------------------------

    Alger Defined Contribution
    MidCap Growth Portfolio ..............      54.10%            34.42%

    S&P MidCap 400 Index .................      21.21%            11.81%
                                             -----------------------------------

   The Portfolio's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Portfolio's shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
ALGER DEFINED CONTRIBUTION MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1995

   SHARES   COMMON STOCKS--95.4%                       VALUE
   ------                                              -----
            APPAREL--1.7%
    5,000   Tommy Hilfiger Corporation*........... $   190,625
                                                   -----------
            BUILDING & CONSTRUCTION--.9%
    3,000   Pulte Corp............................      94,875
                                                   -----------
            COMMUNICATIONS--11.2%
    4,000   Ascend Communications, Inc.*..........     260,000
    3,000   Century Telephone Enterprises, Inc....      87,000
    3,400   DSC Communications Corporation*.......     125,800
    4,050   Glenayre Technologies Inc.*...........     260,212
    9,000   Tellabs, Inc.*........................     306,000
    2,000   U.S. Robotics Corp.*..................     185,000
                                                   -----------
                                                     1,224,012
                                                   -----------
            COMPUTER RELATED &
              BUSINESS EQUIPMENT--21.7%
    5,200   Altera Corporation*...................     314,600
    6,000   Bay Networks Inc.*....................     397,500
    2,700   Cisco Systems, Inc.*..................     209,250
    4,800   Dell Computer Corporation*............     223,800
    7,000   ESS Technology, Inc.*.................     210,000
    3,000   Read-Rite Corporation*................     104,625
    5,000   Seagate Technology*...................     223,750
    8,000   3 Com Corp.*..........................     376,000
    6,700   Xilinx, Inc.*.........................     308,200
                                                   -----------
                                                     2,367,725
                                                   -----------
            COMPUTER SOFTWARE--2.7%
    6,000   Informix Corporation*.................     174,750
    2,000   Learning Company (The)*...............     118,000
                                                   -----------
                                                       292,750
                                                   -----------
            COMPUTER TECHNOLOGY--5.1%
    2,000   AVX Corporation*......................      62,250
    2,800   Adaptec, Inc.*........................     124,600
    2,000   Integrated Silicon Systems, Inc.*.....      58,750
   10,000   Pinnacle Systems, Inc.*...............     313,750
                                                   -----------
                                                       559,350
                                                   -----------
            CONSUMER PRODUCTS--1.8%
    5,700   Oakley, Inc.*.........................     196,650
                                                   -----------

            FINANCIAL SERVICES--1.4%
    3,000   Advanta Corp. Class B.................     107,250
    1,800   Schwab (Charles) Corporation (The)....      41,175
                                                   -----------
                                                       148,425
                                                   -----------
            HEALTHCARE--16.1%
    3,100   Apria Healthcare Group Inc.*..........      67,037
    7,500   Biochem Pharma Inc.*..................     286,875
    2,000   Boston Scientific Corporation*........      84,250
    5,000   Cardinal Health, Inc..................     256,875
    2,000   Genzyme Corp.--General Division*......     116,500
    5,550   Health Management Associates, Inc.*...     119,325
    5,500   Healthsource, Inc.*...................     291,500
    4,000   MedPartners, Inc.*....................     112,000
      900   Nellcor Puritan Bennett Inc.*.........      51,750
    1,500   Oxford Health Plans, Inc.*............     117,375
    5,600   Summit Technology Inc.*...............     249,200
                                                   -----------
                                                     1,752,687
                                                   -----------
            POLLUTION CONTROL--2.3%
   12,000   USA Waste Services, Inc.*.............     252,000
                                                   -----------

            RESTAURANTS & LODGING--4.2%
    6,000   La Quinta Inns, Inc...................     154,500
    8,000   Lone Star Steakhouse & Saloon, Inc.*..     309,000
                                                   -----------
                                                       463,500
                                                   -----------
            RETAILING--8.5%
    1,500   CompUSA Inc.*.........................      57,375
    8,000   Global DirectMail Corp.*..............     218,000
   13,500   OfficeMax, Inc.*......................     334,125
    4,600   Tandy Corporation.....................     227,125
    2,000   Viking Office Products, Inc.*.........      89,000
                                                   -----------
                                                       925,625
                                                   -----------
            SEMICONDUCTORS--9.9%
    4,000   Alliance Semiconductor Corp.*.........     123,000
    2,800   Cirrus Logic, Inc.*...................     117,950
    5,100   Integrated Device Technology, Inc.*...      96,900
    5,000   LSI Logic Corporation*................     235,625
    2,000   Linear Technology Corporation.........      87,500
    4,000   Maxim Integrated Products, Inc.*......     299,000
    3,000   Microchip Technology Incorporated*....     119,063
                                                   -----------
                                                     1,079,038
                                                   -----------
            SEMICONDUCTORS
              CAPITAL EQUIPMENT--3.9%
    2,000   ASM Lithography Holdings*.............      99,250
    2,000   Lam Research Corporation*.............     121,750
    2,500   Silicon Valley Group, Inc.*...........      80,937
    3,800   Teradyne, Inc.*.......................     126,825
                                                   -----------
                                                       428,762
                                                   -----------

            MISCELLANEOUS--4.0%
    5,000   Loewen Group Inc......................     200,237
    5,800   Service Corporation International.....     232,725
                                                   -----------
                                                       432,962
                                                   -----------

            Total Common Stocks (Cost $7,364,730).  10,408,986
                                                   -----------
PRINCIPAL
  AMOUNT    SHORT-TERM CORPORATE NOTES--4.5%
---------

 $490,000   State Mutual Life Assurance Co. of America,
              5.73%, 11/03/95
              (Cost $489,844).....................     489,844
                                                   -----------

  Total Investments (Cost $7,854,574)(a).   99.9%   10,898,830
  Other Assets in Excess of Liabilities .     .1        15,499
                                           -----   -----------
  Net Assets.............................  100.0%  $10,914,329
                                           =====   ===========

  *Non-income producing security.
(a)At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,854,574, amounted to $3,044,256 which consisted of aggregate gross unrealized appreciation of $3,208,051 and aggregate gross unrealized depreciation of $163,795.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER DEFINED CONTRIBUTION LEVERAGED ALLCAP PORTFOLIO
   Portfolio Highlights Through October 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   The  Alger  Defined  Contribution   Leveraged  AllCap  Portfolio  focuses  on
   companies with promising growth potential and uses some special investment tools such as leveraging and options and futures transactions.

--------------------------------------------------------------------------------
   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 8, 1993
--------------------------------------------------------------------------------

The following information was used to plot graph which appears on  page 10.

                   ALGER DEFINED
                  LEVERAGED ALLCAP      S&P 500
                  ----------------      -------
    8-11-93           10000              10000
   31-10-94           10080              10410
   31-10-95           15564              13162

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Defined Contribution Leveraged AllCap Portfolio and the S&P 500 on November 8, 1993, the inception date of the Alger Defined Contribution Leveraged AllCap Portfolio. Figures for the Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------

                                                      AVERAGE ANNUAL RETURN
                                                         SINCE INCEPTION
                                       1 YEAR                11/8/93
                                   ----------------------------------------

     Alger Defined Contribution
     Leveraged AllCap Portfolio        54.40%                25.02%

     S&P 500                           26.44%                14.88%
                                   ----------------------------------------

   The Portfolio's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Portfolio's shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
ALGER DEFINED CONTRIBUTION LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1995

   SHARES   COMMON STOCKS--95.2%                       VALUE
   ------                                              -----
            APPAREL--.9%
    2,000   Tommy Hilfiger Corporation*...........  $   76,250
                                                    ----------
            COMMUNICATIONS--7.7%
    4,600   ADC Telecommunications, Inc.*.........     184,000
    2,100   Glenayre Technologies Inc.*...........     134,925
    4,900   Network Equipment Technologies, Inc.*.     159,862
    1,600   U.S. Robotics Corp.*..................     148,000
                                                    ----------
                                                       626,787
                                                    ----------
            COMPUTER RELATED &
              BUSINESS EQUIPMENT--18.4%
    5,100   Altera Corporation*...................     308,550
    3,100   Bay Networks Inc.*....................     205,374
    2,100   Cisco Systems, Inc.*..................     162,750
   15,000   Creative Technology, Ltd.*............     174,375
    4,000   Dell Computer Corporation*............     186,500
    4,200   3 Com Corp.*..........................     197,400
    5,700   Xilinix, Inc.*........................     262,200
                                                    ----------
                                                     1,497,149
                                                    ----------
            COMPUTER SOFTWARE--8.5%
   10,000   Activision Inc.*......................     167,500
    3,200   Electronics For Imaging Inc.*.........     263,200
    3,000   Maxis Inc.*...........................     132,750
    7,400   S3 Incorporated*......................     126,725
                                                    ----------
                                                       690,175
                                                    ----------
            COMPUTER TECHNOLOGY--5.6%
    7,400   C.P. Clare Corporation*...............     191,474
    6,700   Pinnacle Systems, Inc.*...............     210,212
    1,800   VideoServer Inc.*.....................      54,900
                                                    ----------
                                                       456,586
                                                    ----------
            CONSUMER PRODUCTS--2.1%
    5,000   Oakley, Inc.*.........................     172,500
                                                    ----------

            HEALTHCARE--12.7%
    8,000   Biochem Pharma Inc.*..................     306,000
    1,600   Cardinal Health, Inc..................      82,200
    1,000   Genzyme Corp.--General Division*......      58,250
    2,300   Healthsource, Inc.*...................     121,900
    5,200   Liposome Company Inc.*................      79,950
    2,000   Medtronic, Inc........................     115,500
    2,000   Summit Technology Inc.*...............      89,000
    1,500   Target Therapeutics, Inc.*............     116,250
    2,000   United Dental Care Inc.*..............      61,000
                                                    ----------
                                                     1,030,050
                                                    ----------
            POLLUTION CONTROL--2.9%
    4,000   United Waste Systems, Inc.*...........     158,000
    3,500   USA Waste Services, Inc.*.............      73,500
                                                    ----------
                                                       231,500
                                                    ----------
            RESTAURANTS & LODGING--.7%
    1,800   Outback Steakhouse, Inc.*.............      56,475
                                                    ----------
            RETAILING--1.4%
    4,500   OfficeMax, Inc.*......................     111,375
                                                    ----------
            SEMICONDUCTORS--23.9%
    2,000   Alliance Semiconductor Corp.*.........      61,500
    4,000   Cirrus Logic, Inc.*...................     168,500
    6,400   Integrated Device Technology, Inc.*...     121,600
    3,400   LSI Logic Corporation*................     160,225
    4,800   Linear Technology Corporation+........     210,000
    4,000   Maxim Integrated Products, Inc.*......     299,000
    4,500   Micrel, Incorporated*.................     102,375
   16,500   Micro Linear Corporation*+............     253,688
    4,300   Microchip Technology Incorporated*+...     170,657
    3,000   Micron Technology, Inc.+..............     211,875
    1,600   Texas Instruments, Incorporated.......     109,200
    3,000   TriQuint Semiconductor, Inc.*.........      68,250
                                                    ----------
                                                     1,936,870
                                                    ----------
            SEMICONDUCTORS
              CAPITAL EQUIPMENT--10.4%
    4,600   Applied Materials, Inc.*..............     230,575
    5,000   ASM Lithography Holdings*.............     248,125
    6,100   FSI International, Inc.*..............     144,875
    7,200   On Trak Systems, Inc.*................     141,300
    1,800   Tencor Instruments*...................      76,725
                                                    ----------
                                                       841,600
                                                    ----------
            Total Common Stocks (Cost $6,169,894).   7,727,317
                                                    ----------
            WARRANTS--1.8%
            SEMI-CONDUCTORS
    4,000   Intel Corp. Warrants,
              expire 3/14/98 (Cost $141,833)......     148,000
                                                    ----------

  Total Investments (Cost $6,311,727)(a).   97.0%    7,875,317
  Other Assets in Excess of Liabilities..    3.0       240,702
                                           -----    ----------
  Net Assets.............................  100.0%   $8,116,019
                                           =====    ==========

  *Non-income producing security.
  +Securities partially or fully pledged (see note 5).
(a)At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $6,311,727, amounted to $1,563,590 which consisted of aggregate gross unrealized appreciation of $1,900,810 and aggregate gross unrealized depreciation of $337,220.

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1995
                                                                                                     MIDCAP               LEVERAGED
                                                            GROWTH              SMALL CAP            GROWTH                ALLCAP
                                                           PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
                                                           ---------            ---------           ---------             ---------
ASSETS:
Investments in securities, at value (identified cost*)-
  see accompanying schedules of investments.............  $13,183,209          $22,845,729         $10,898,830           $7,875,317
Cash....................................................       39,441              664,256              41,870              178,136
Receivable for investment securities sold...............           --              504,972             104,105              663,488
Receivable for shares of beneficial interest sold.......        6,018               61,566               6,365                3,383
Dividends receivable....................................          778                  540                 252                  192
Organizational expenses, net............................        2,114                2,114               2,114                2,114
Prepaid expenses........................................        1,380                3,117               1,226                1,153
                                                          -----------          -----------         -----------           ----------
    Total Assets........................................   13,232,940           24,082,294          11,054,762            8,723,783
                                                          ===========          ===========         ===========           ==========

LIABILITIES:
Payable for investment securities purchased.............      168,716            1,049,104             119,383              277,744
Demand loan payable to bank.............................           --                   --                  --              302,600
Interest payable........................................           --                   --                  --                6,739
Accrued investment management fees......................        8,554               16,742               7,440                5,972
Accrued expenses........................................       13,933               14,882              13,610               14,709
                                                          -----------          -----------         -----------           ----------
    Total Liabilities...................................      191,203            1,080,728             140,433              607,764
                                                          -----------          -----------         -----------           ----------
NET ASSETS..............................................  $13,041,737          $23,001,566         $10,914,329           $8,116,019
                                                          ===========          ===========         ===========           ==========
Net Assets Consist of:
  Paid-in capital.......................................   $7,663,834          $14,001,808        $  6,253,075           $4,817,747
  Undistributed net investment income
    (accumulated loss)..................................      (44,939)            (172,946)           (108,429)            (273,102)
  Undistributed net realized gain.......................    2,926,874            2,618,928           1,725,427            2,007,784
  Net unrealized appreciation...........................    2,495,968            6,553,776           3,044,256            1,563,590
                                                          -----------          -----------         -----------           ----------
NET ASSETS..............................................  $13,041,737          $23,001,566         $10,914,329           $8,116,019
                                                          ===========          ===========         ===========           ==========
Shares of beneficial interest outstanding--Note 6.......    1,119,754            1,283,263             667,898              638,068
                                                          ===========          ===========         ===========           ==========

NET ASSET VALUE PER SHARE...............................  $     11.65          $     17.92        $      16.34           $    12.72
                                                          ===========          ===========         ===========           ==========
*Identified cost........................................  $10,687,241          $16,291,953        $  7,854,574           $6,311,727
                                                          ===========          ===========         ===========           ==========

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
STATEMENTS OF OPERATIONS

For the year ended October 31, 1995
                                                                                                      MIDCAP             LEVERAGED
                                                              GROWTH             SMALL CAP            GROWTH               ALLCAP
                                                             PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                             ---------           ---------           ---------           ---------
INVESTMENT INCOME
Income:
  Dividends.............................................   $   72,760           $    8,166          $   17,564           $   22,248
  Interest..............................................       25,177               42,102              21,449                   --
                                                           ----------           ----------          ----------           ----------
    Total Income........................................       97,937               50,268              39,013               22,248
                                                           ----------           ----------          ----------           ----------

Expenses:
  Management fees--Note 3(a)............................       81,537              130,610              66,230               55,348
  Interest on line of credit utilized--Note 5...........           --                   --                  --               82,890
  Custodian fees........................................        7,145               11,604               7,381                9,232
  Transfer agent fees--Note 3(c)........................        2,500                2,500               2,500                2,500
  Professional fees.....................................        9,580                9,580               9,580                9,580
  Trustees' fees........................................        6,000                6,000               6,000                6,000
  Registration fees.....................................        6,245                8,179               5,733                5,774
  Miscellaneous.........................................        7,769                4,959               4,706                4,791
                                                           ----------           ----------          ----------           ----------
                                                              120,776              173,432             102,130              176,115
  Less, earnings credits--Note 2(e).....................       (3,002)             (11,134)             (6,176)              (2,604)
                                                           ----------           ----------          ----------           ----------
    Total net expenses..................................      117,774              162,298              95,954              173,511
                                                           ----------           ----------          ----------           ----------
NET INVESTMENT INCOME (LOSS)............................      (19,837)            (112,030)            (56,941)            (151,263)
                                                           ----------           ----------          ----------           ----------
REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS:
  Net realized gain on investments......................    2,914,058            2,620,966           1,676,799            1,934,036
  Net change in unrealized appreciation
    on investments......................................      617,050            5,485,820           2,165,746            1,097,196
                                                           ----------           ----------          ----------           ----------
  Net realized and unrealized gain
    on investments......................................    3,531,108            8,106,786           3,842,545            3,031,232
                                                           ----------           ----------          ----------           ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.....................................   $3,511,271           $7,994,756          $3,785,604           $2,879,969
                                                           ==========           ==========          ==========           ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
ALGER DEFINED CONTRIBUTION LEVERAGED ALLCAP PORTFOLIO

STATEMENT OF CASH FLOWS

For the year ended October 31, 1995
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH: Cash flows from operating
  activities:
  Dividends received ..........................................    $     22,804
  Interest paid ...............................................         (76,150)
  Operating expenses paid .....................................         (87,880)
  Maturity of short-term securities, net ......................         370,701
  Purchase of investment securities ...........................     (13,728,841)
  Proceeds from disposition of investment securities ..........      14,337,889
  Other .......................................................           5,718
                                                                   ------------
    Net cash provided by operating activities .................         844,241
                                                                   ------------
Cash flows from financing activities:
  Proceeds from shares sold ...................................         164,174
  Payments on shares redeemed .................................        (177,912)
  Repayment of  bank borrowings ...............................        (653,000)
                                                                   ------------
    Net cash used in financing activities .....................        (666,738)
                                                                   ------------
Net increase in cash ..........................................         177,503
Cash--beginning of year .......................................             633
                                                                   ------------
Cash--end of year .............................................    $    178,136
                                                                   ============
Reconciliation of net increase in net assets to net cash
  provided by operations:
  Net increase in net assets resulting from operations ........    $  2,879,969
  Decrease in investments .....................................       1,759,768
  Increase in receivable for investment securities sold .......        (650,488)
  Decrease in dividends receivable ............................             561
  Decrease in payable for investment securities purchased .....        (129,530)
  Net realized gain on investments ............................      (1,934,036)
  Net increase in unrealized appreciation on investments ......      (1,097,196)
  Increase in accrued expenses and other liabilities ..........           8,775
  Net decrease in other assets ................................           6,418
                                                                   ------------
    Net cash provided by operating activities .................    $    844,241
                                                                   ============
                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
STATEMENTS OF CHANGES IN NET ASSETS

For the year ended October 31, 1995
                                                                                                      MIDCAP             LEVERAGED
                                                             GROWTH             SMALL CAP             GROWTH              ALLCAP
                                                            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                            ---------           ---------            ---------           ---------
Net investment (loss)...................................  $   (19,837)         $  (112,030)         $  (56,941)          $ (151,263)
Net realized gain on investments........................    2,914,058            2,620,966           1,676,799            1,934,036
Net change in unrealized appreciation
  on investments........................................      617,050            5,485,820           2,165,746            1,097,196
                                                          -----------          -----------         -----------           ----------
  Net increase in net assets resulting from operations..    3,511,271            7,994,756           3,785,604            2,879,969
Dividends to Shareholders:
  Net realized gains....................................   (2,104,329)             (75,100)           (790,355)          (1,300,367)
Net increase from shares of beneficial
  interest transactions--Note 6.........................    2,270,180            5,569,368           1,145,072            1,285,910
                                                          -----------          -----------         -----------           ----------
    Total increase......................................    3,677,122           13,489,024           4,140,321            2,865,512
Net Assets:
  Beginning of period...................................    9,364,615            9,512,542           6,774,008            5,250,507
                                                          -----------          -----------         -----------           ----------
  End of period.........................................  $13,041,737          $23,001,566         $10,914,329           $8,116,019
                                                          ===========          ===========         ===========           ==========
Undistributed net investment income (accumulated loss)..  $   (44,939)         $  (172,946)        $  (108,429)          $ (273,102)
                                                          ===========          ===========         ===========           ==========

------------------------------------------------------------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
STATEMENTS OF CHANGES IN NET ASSETS

For the period November 8, 1993 (commencement of operations) through October 31, 1994

                                                                                                      MIDCAP             LEVERAGED
                                                             GROWTH              SMALL CAP            GROWTH              ALLCAP
                                                            PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                            ---------            ---------           ---------           ---------
Net investment (loss)...................................   $  (25,102)          $  (60,916)         $  (51,488)         $  (121,839)
Net realized gain on investments........................    2,117,145               73,062             838,983            1,374,115
Net change in unrealized appreciation on investments....    1,878,918            1,067,956             878,510              466,394
                                                           ----------           ----------          ----------           ----------
  Net increase in net assets resulting from operations..    3,970,961            1,080,102           1,666,005            1,718,670
Net increase from shares of beneficial
  interest transactions--Note 6.........................    5,360,654            8,431,440           5,075,003            3,498,837
                                                           ----------           ----------          ----------           ----------
    Total increase......................................    9,331,615            9,511,542           6,741,008            5,217,507
Net Assets:
  Beginning of period...................................       33,000                1,000              33,000               33,000
                                                           ----------           ----------          ----------           ----------
  End of period.........................................   $9,364,615           $9,512,542          $6,774,008           $5,250,507
                                                           ==========           ==========          ==========           ==========
Undistributed net investment income (accumulated loss)..   $  (25,102)          $  (60,916)         $  (51,488)          $ (121,839)
                                                           ==========           ==========          ==========           ==========

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year ended October 31, 1995

                                                                                                       MIDCAP             LEVERAGED
                                                              GROWTH             SMALL CAP             GROWTH              ALLCAP
                                                             PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                             ---------           ---------            ---------           ---------
Net asset value, beginning of year......................     $  10.38             $  10.83             $ 11.66             $ 10.08
                                                             --------             --------            --------             -------
Net investment (loss)...................................        (0.01)               (0.07)              (0.07)              (0.19)
Net realized and unrealized gain on investments.........         3.59                 7.23                6.07                5.30

    Total from investment operations....................         3.58                 7.16                6.00                5.11
Distribution from net realized gains....................        (2.31)               (0.07)              (1.32)              (2.47)
                                                             --------             --------            --------             -------
Net asset value, end of year............................      $ 11.65              $ 17.92             $ 16.34             $ 12.72
                                                             ========             ========            ========             =======
Total Return............................................         37.1%                66.2%               54.1%               54.4%
                                                             ========             ========            ========             =======
Ratios and Supplemental Data:
  Net assets, end of year (000's omitted) ..............     $ 13,042             $ 23,002            $ 10,914             $ 8,116
                                                             ========             ========            ========             =======
  Ratio of expenses excluding interest
    to average net assets(i)............................         1.11%                1.13%               1.23%               1.43%
                                                             ========             ========            ========             =======
  Ratio of expenses including interest
    to average net assets...............................         1.11%                1.13%               1.23%               2.70%
                                                             ========             ========            ========             =======
  Ratio of net investment income (loss)
    to average net assets...............................         (.18%)               (.73%)              (.69%)             (2.32%)
                                                             ========             ========            ========             =======
Portfolio Turnover Rate.................................       133.42%              104.84%             132.74%             188.53%
                                                             ========             ========            ========             =======

Debt outstanding at end of year.......................................................................................   $ 302,600
                                                                                                                         =========
Average amount of debt outstanding during the year....................................................................   $ 939,600
                                                                                                                         =========
Average daily number of shares outstanding during the year............................................................     565,805
                                                                                                                         =========
Average amount of debt per share during the year......................................................................   $    1.66
                                                                                                                         =========

------------------------------------------------------------------------------------------------------------------------------------
(i) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been
    1.08%, 1.06%, 1.16% and 2.66% for the Growth Portfolio,  Small Cap Portfolio,  MidCap Growth Portfolio and Leveraged AllCap
    Portfolio, respectively.

------------------------------------------------------------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding  throughout the period November 8, 1993 (commencement of operations) through October 31, 1994*
                                                                                                       MIDCAP             LEVERAGED
                                                              GROWTH             SMALL CAP             GROWTH              ALLCAP
                                                             PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                             ---------           ---------            ---------           ---------
Net asset value, beginning of period....................      $ 10.00              $ 10.00             $ 10.00              $ 10.00
                                                              -------              -------             -------              -------
Net investment (loss)...................................        (0.03)               (0.07)              (0.09)               (0.23)
Net realized and unrealized gain on investments.........          .41                  .90                1.75                 0.31
                                                              -------              -------             -------              -------
    Total from investment operations....................          .38                  .83                1.66                  .08
                                                              -------              -------             -------              -------
Net asset value, end of period..........................      $ 10.38              $ 10.83             $ 11.66              $ 10.08
                                                              =======              =======             =======              =======
Total Return............................................          3.8%                 8.3%               16.6%                  .8%
                                                              =======              =======             =======              =======
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted) ............      $ 9,365              $ 9,513             $ 6,774              $ 5,251
                                                              =======              =======             =======              =======
  Ratio of expenses excluding interest
    to average net assets...............................         1.26%                1.47%               1.53%                1.78%
                                                              =======              =======             =======              =======
  Ratio of expenses including interest
    to average net assets...............................         1.26%                1.47%               1.53%                2.87%
                                                              =======              =======             =======              =======
  Ratio of net investment income (loss)
    to average net assets...............................         (.29%)               (.80%)              (.89%)             (2.53%)
                                                              =======              =======             =======              =======
Portfolio Turnover Rate.................................       103.79%              186.76%             134.06%              229.11%
                                                              =======              =======             =======              =======

Debt outstanding at end of period.....................................................................................    $ 955,600
                                                                                                                          =========
Average amount of debt outstanding during the period..................................................................    $ 826,076
                                                                                                                          =========
Average daily number of shares outstanding during the period..........................................................      515,270
                                                                                                                          ---------
Average amount of debt per share during the period....................................................................    $    1.60
                                                                                                                          ---------

-------------
*Ratios have been annualized; total return has not been annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:
   The Alger Defined Contribution Trust (the "Fund") is a diversified, open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company and currently issues four classes of shares of beneficial interest --Growth Portfolio, Small Cap Portfolio, MidCap Growth Portfolio and Leveraged AllCap Portfolio (the "Portfolios").

NOTE 2--Significant Accounting Policies:
   (a) Investment Valuation: Investments of the Portfolios are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

   Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

   Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

   (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

   (c) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date. With respect to all Portfolios, dividends from net investment income and dividends from net realized gains, offset by any loss carry forward, are declared and paid annually after the end of the fiscal year in which earned.

   (d) Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

   (e) Expenses: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them. Organizational expenses are being amortized from the date operations commenced over a five year period. The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere.

NOTE 3--Investment Management Fees and Other Transactions with Affiliates:

   (a) Investment Management Fees: Fees incurred by each Portfolio, pursuant to the provisions of Investment Management Agreements (the "Agreements") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the value of the average daily net assets of each Portfolio at the following annual rates:

      Growth Portfolio.............................  .75%
      Small Cap Portfolio..........................  .85
      MidCap Growth Portfolio......................  .80
      Leveraged AllCap Portfolio...................  .85

   The Agreements further provide that if in any fiscal year the aggregate expenses of any Portfolio, excluding interest, taxes, brokerage commissions, distribution fees and extraordinary expenses, exceed the expense limitation of any state securities laws having jurisdiction over a Portfolio, Alger Management will reimburse that Portfolio for the excess expense to the extent required by such state laws.

   (b) Brokerage Commissions: During the year ended October 31, 1995, the Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio and the Leveraged AllCap Portfolio paid Fred Alger & Company, Incorporated ("Alger, Inc."), the Fund's distributor, commissions of $31,030, $15,461, $21,998 and $14,288, respectively, in connection with securities transactions.

   (c) Transfer Agent Fees: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1995, each Portfolio incurred fees of $2,500, for services provided by Alger Services.

   (d) Other Transactions With Affiliates: Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger, Inc. and Alger Services. At October 31, 1995 Alger Management and its affiliates owned
1,119,754 shares, 661,403 shares, 667,898 shares and 638,068 shares of the Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio and the Leveraged AllCap Portfolio, respectively.


NOTE 4--Securities Transactions:
   The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 1995:

                                     PURCHASES         SALES
                                     ---------         -----
Growth Portfolio.................. $ 14,164,422    $ 13,951,323
Small Cap Portfolio...............   20,866,351      15,348,682
MidCap Growth Portfolio...........   11,037,985      10,580,743
Leveraged AllCap Portfolio........   13,595,564      14,987,896

--------------------------------------------------------------------------------
THE ALGER DEFINED CONTRIBUTION TRUST
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5--Short-Term Borrowings:
   The Leveraged AllCap Portfolio has a line of credit with a bank whereby it may borrow up to 1/3 of its assets, as defined, up to a maximum of $25,000,000. Such borrowings are collateralized by securities owned by the Portfolio, have a variable interest rate and are payable on demand. For the year ended October 31, 1995, the Portfolio had borrowings which averaged $939,600 at a weighted average interest rate of 8.82%.

NOTE 6--Share Capital:
   The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four classes of shares.

   During the year ended October 31, 1995, transactions of shares of beneficial interest were as follows:
                                       SHARES         AMOUNT
                                       ------         ------
Growth Portfolio
  Shares sold                            15,649    $   171,231
  Dividends reinvested                  202,145      2,104,329
                                      ---------    -----------
                                        217,794      2,275,560
  Shares redeemed                          (470)        (5,380)
                                      ---------    -----------
  Net increase                          217,324    $ 2,270,180
                                      =========    ===========
Small Cap Portfolio
  Shares sold                           422,015    $ 5,804,623
  Dividends reinvested                    5,085         75,100
                                      ---------    -----------
                                        427,100      5,879,723
  Shares redeemed                       (21,812)      (310,355)
                                      ---------    -----------
  Net increase                          405,288    $ 5,569,368
                                      =========    ===========
MidCap Growth Portfolio
  Shares sold                            27,857    $   369,295
  Dividends reinvested                   59,875        790,355
                                      ---------    -----------
                                         87,732      1,159,650
  Shares redeemed                        (1,007)       (14,578)
                                      ---------    -----------
  Net increase                           86,725    $ 1,145,072
                                      =========    ===========
Leveraged AllCap Portfolio
  Shares sold                            14,786      $ 163,455
  Dividends reinvested                  117,787      1,300,367
                                      ---------    -----------
                                        132,573      1,463,822
  Shares redeemed                       (15,285)      (177,912)
                                      ---------    -----------
  Net increase                          117,288    $ 1,285,910
                                      =========    ===========

   During the period November 8, 1993 through October 31, 1994, transactions of shares of beneficial interest were as follows:

                                        SHARES        AMOUNT
                                        ------        ------
Growth Portfolio
  Shares sold                           900,251    $ 5,372,304
  Shares redeemed                        (1,121)       (11,650)
                                      ---------    -----------
  Net increase                          899,130    $ 5,360,654
                                      =========    ===========

Small Cap Portfolio
  Shares sold                           889,510    $ 8,542,594
  Shares redeemed                       (11,635)      (111,154)
                                      ---------    -----------
  Net increase                          877,875    $ 8,431,440
                                      =========    ===========

MidCap Growth Portfolio
  Shares sold                           579,888    $ 5,095,040
  Shares redeemed                        (2,014)       (20,037)
                                      ---------    -----------
  Net increase                          577,874    $ 5,075,003
                                      =========    ===========

Leveraged AllCap Portfolio
  Shares sold                           520,548    $ 3,527,824
  Shares redeemed                        (3,068)       (28,987)
                                      ---------    -----------
  Net increase                          517,480    $ 3,498,837
                                      =========    ===========

   The dollar amounts received for shares sold do not include the amounts credited to net unrealized appreciation related to marketable securities received in exchange for shares of beneficial interest.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of The Alger Defined Contribution Trust:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Defined Contribution Trust (a Massachusetts business trust comprising, respectively, the Alger Defined Contribution Growth Portfolio, Alger Defined Contribution Small Cap Portfolio, Alger Defined Contribution MidCap Growth Portfolio and Alger Defined Contribution Leveraged AllCap Portfolio) as of October 31, 1995, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period ended October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Defined Contribution Trust as of October 31, 1995, the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for the year then ended and for the period ended October 31, 1994, in conformity with generally accepted accounting principles.


                                              ARTHUR ANDERSEN LLP

New York, New York
December 19, 1995

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